EXHIBIT 10.1
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                            BUSINESS LEASE AGREEMENT

THIS LEASE AGREEMENT made and entered into this 20th day of April 2006, by and between GMT 19, LLC, hereinafter referred to as Landlord, and 3SI, Inc. hereinafter referred to as Tenant.

WITNESSETH:

The Landlord does hereby lease to the Tenant and the Tenant does hereby take and hire from the Landlord, the following described real property situated in the County of El Paso, and State of Colorado, to-wit:
                  Suite #100
                  19 North Tejon Street
                  Colorado Springs, CO. 80903

(herein after referred to as the Leased Premises)

upon the following expressed terms and conditions, to-wit:

1. The term of this lease shall commence on the 1st day of May 2006, and shall continue for a Three year (36 month) period ending the last day of April, 2009.

2. The Tenant agrees to pay the Landlord as rent for the Leased Premises the total sum of ($86,372.52) Eighty-Six Thousand Three Hundred Seventy-Two Dollars and Fifty-Two Cents, which sum of money shall be payable in the following manner:

DUE AND PAYABLE UPON THE FIRST DAY OF EACH AND EVERY MONTH AT A RATE OF $2,000.00 May 1, 2006 - Feb. 28, 2007, DUE AND PAYABLE UPON THE FIRST DAY OF EACH AND EVERY MONTH AT A RATE OF $2,450.00 Mar. 1, 2007 - Apr. 30, 2007, DUE AND PAYABLE UPON THE FIRST DAY OF EACH AND EVERY MONTH AT A RATE OF $2,523.50 May 1, 2007 - Apr. 30, 2008, DUE AND PAYABLE UPON THE FIRST DAY OF EACH AND EVERY MONTH AT A RATE OF $2,599.21 May 1, 2008 - Apr. 30, 2009.

3. The Tenant expressly covenants and agrees to use the Leased Premises for the following purpose: General Office and for no other purpose whatsoever without the prior written consent of the Landlord to such change in use of the Leased Premises.

4. This lease may not be assigned or the Leased Premises sublet during the term of this lease without the prior written consent of the Landlord to such assignment or subletting; provided, however, that consent to assignment of this lease or subletting of the Leased Premises shall not be unreasonably withheld by the Landlord if such assignment shall be to a financially responsible assignee, and provided, further, that the assignee shall, in consideration of such consent, become personally responsible for the performance of this lease and no assignment hereof shall relieve the original Tenant of personal responsibility herein.

5. The Landlord shall pay all property taxes for the Leased Premises during the term of this lease, and the Tenant shall pay all personal property taxes accruing during the term of this lease for personal property owned by the Tenant and kept on the Leased Premises.

6. All utilities used on the Leased Premises during the term of this lease shall be paid for by the Landlord.

7. The Landlord agrees to carry sufficient fire and extended coverage insurance on the Leased Premises during the term of this lease to cover the cost of rebuilding or repairing the Leased Premises in the event of total or partial destruction thereof. The Tenant agrees to carry and maintain public liability insurance for the Leased Premises in such amount and with such company as the Landlord and Tenant may agree upon during the term of this lease.

8. The Landlord shall be responsible for the exterior maintenance of the Leased Premises during the term of this lease. All maintenance, repairs, alterations or additions to the interior of the premises shall be made by the Tenant; provided, however, that all replacements or major repairs to the plumbing, heating, or electrical systems on the Leased Premises, which are not necessitated by the negligence of the Tenant, shall be paid for by the Landlord.

9. The Landlord may enter upon and inspect the Lease Premises at all reasonable times during the term hereof.

10. All improvements placed upon the Leased Premises of a permanent nature by the Tenant shall be and become the property of the Landlord at the expiration of this lease, and the Landlord shall be under no obligation to reimburse the Tenant for any sums of money so expended in making permanent improvements on the Leased Premises; provided, however, that at the expiration of the term of this lease the Tenant shall be entitled to remove the following items installed, or to be installed on the premises by the Tenant and the provision of this paragraph shall not be construed to prevent the removal of said items, to-wit:

11. Should the Leased Premises be destroyed or rendered uninhabitable through no act or fault of the Tenant, either by fire, act of God, or otherwise, then this Lease may be forthwith terminated by the Tenant, at his option, unless the Landlord, at his own expense, shall reconstruct said premises and render it suitable for the Tenant's business within a period of ninety (90) days, it being understood by the parties hereto that the rentals shall be suspended during the period of time when said premises are rendered uninhabitable and unusable for the Tenant's business.

12. The Tenant promises and agrees that if default be made in the payment of rents or in the performance of any other conditions of this lease, that this lease may be forthwith terminated at the election of the Landlord and that the tenant will immediately surrender and deliver up possession of the Leased Premises to the Landlord upon receiving written notice from the Landlord of the breach of conditions of this lease and the election of the Landlord to so terminate the lease. In the event of such default by Tenant, then the Landlord, besides other rights or remedies he may have, shall have the immediate right of re-entry and the right to remove all persons and property from the Leased Premises at the expense of the Tenant. Should the Landlord elect to re-enter, as herein provided, or should he take possession pursuant to legal proceedings or pursuant to any notice provided for by law, he may either terminate this lease, or he may, from time to time, without terminating this lease, re-let or re-lease the Leased Premises or any part thereof for such amount or rental and upon such terms and conditions as the Landlord, in his sole discretion and judgment, may deem advisable, and he may make such alterations, improvements and repairs to the Leased Premises as he may

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deem advisable. No such re-letting or re-leasing of the Leased Premises by the
Landlord, under the circumstances set forth in this paragraph shall be construed as an election on the Landlord's part to terminate or cancel this lease, unless a forth in this paragraph, shall be construed as an election on the Landlord's part to terminate or cancel this lease, unless a written notice of such termination or cancellation is mailed by the Landlord to the Tenant at the address of the Leased Premises, nor shall such re-letting or re-leasing relieve the Tenant from liability to the Landlord for any and all damages, of whatsoever type or nature, which the Landlord may have or will suffer or incur as a result of the Tenant's breach of any of the terms, covenants, provisions and conditions herein contained. Notwithstanding any such re-letting or re-leasing without termination of this lease by the Landlord, the Landlord may at any time thereafter elect to terminate the lease for such previous breach of the Tenant. In the event it should become necessary for the Landlord to employ an attorney to enforce any of the provisions hereof, or to enforce any of them in legal proceedings, Landlord shall be entitled to recover of Tenant his costs in such behalf expended plus reasonable attorney's fee.

13. In the event this lease is terminated by reason of the default of Tenant, it is understood and agreed that the Landlord shall be entitled to retain any advance rental deposit herein made, to partially compensate Landlord for damage suffered by reason of such default. Nothing herein contained shall be construed, however, as precluding the Landlord from recovering from Tenant as provided in paragraph 12 hereof.

14. Upon expiration of the term of this lease, or any extension thereof, the Tenant agrees to surrender and deliver up possession of the Leased Premises to the Landlord in as good condition and repairs as the same are at this time, ordinary wear and tear excepted. In the event the Leased Premises shall be damaged beyond reasonable wear and tear, the Tenant agrees to immediately pay the Landlord such sum of money as shall be reasonable expended by the Landlord in restoring the Leased Premises to its former condition.

15. Should the Tenant continue in possession of the Leased Premises after the expiration of this lease, without a written extension or renewal thereof, such possession shall be on a month to month basis only and then at a monthly rate of $2,860.00 per month for a maximum of six months.

16. The failure of Landlord to insist, in any one or more instances, upon a strict performance of any of the obligations, covenants or agreements herein contained, or the failure of Landlord in any one or more instances to exercise any option, privilege or right herein contained, shall in no wise be construed to constitute a waiver, relinquishment or release of such obligations, covenants or agreements, and no forbearance by the Landlord of any default hereunder shall in any manner be construed as constituting a waiver of such default.

17. If the Tenant shall be declared insolvent or bankrupt, of if any assignment of his property shall be made for the benefit of his creditors others, or the Tenant's leasehold interest herein shall be levied upon under execution, or taken by virtue of any writ of any court of Law, or if a Trustee in Bankruptcy or a receiver is appointed for the property of the Tenant, then and upon the happening of any one of these events, the Landlord may, at his option, immediately, with or without notice, terminate and cancel this lease, and immediately retake possession of the Leased Premises without thereby occasioning any forfeiture of the obligations of the Tenant previously accrued under this lease.

18. In the event all or any part of the Leased Premises shall be taken by right of eminent domain, or in the event the Landlord makes a conveyance of all or any part of the Leased Premises in lieu of taking by right of eminent domain this lease shall, at the option of the Landlord, cease and terminate. In such event, the Tenant shall not be required to make any further rental payments to the Landlord and the Tenant shall have the right to remove from the Leased Premises any and all furniture, machinery and fixtures set forth in Paragraph 10 hereof. In such event of a taking of all or part of the Leased Premises by right of eminent domain or a conveyance in lieu of such taking, the Landlord shall receive the entire award or price which the condemning or taking governmental authority will pay for the Leased Premises.

19. A security deposit of $0.00 dollars shall be due and payable upon signing of the lease. Upon termination of this lease this security deposit shall be refundable within thirty (30) days of the termination date, if Leased Premises are returned in good condition.

20. As part consideration for the covenants of the Landlord the Tenant agrees to pay the Landlord a fixed sum of money; however, Landlord does grant to Tenant the privilege to pay the fixed sum in monthly installments so long as the payments are received by Landlord on or before the FIRST DAY OF EACH and every month when rent is due with TIME BEING OF THE ESSENCE. In the event, Tenant defaults in any provision of this agreement, Landlord may accelerate the entire balance due under the lease. In the event the monthly installment provided for herein is not received by Landlord by the FIFTH (5th) day of each month, a late charge equal to one percent (1%) of the monthly rental amount shall be due and payable to Landlord for each day of delinquency beginning on the first (1st) day of each month. If rent is mailed, Tenant is responsible for loss or mail delay.

21. Tenant shall not make or cause to be made any alterations, additions or improvements or install or cause to be installed any trade fixture, signs, floor covering, interior or exterior lighting, plumbing fixtures, shades or awnings or make any changes to the premises without first obtaining Landlord's written approval and consent. Tenant shall present to the Landlord plans and specifications for such work at the time approval is sought.

22. Tenant acknowledges that no smoking is permitted in this building, and that the building provides no parking.

23. Tenant covenants to conform to all laws, orders, rules and regulations of the federal, state and municipal governments, and any of their departments, and regulations of inspection and rating bureaus applicable to the leased premises. Tenant agrees to abide by the rules and regulations of the building, and covenants to be bound by such further rules and regulations as may be made from time to time by Landlord during the term of this lease. Any failure on the part of the Tenant to comply with any of said rules and regulations now or hereafter in existence shall, at Landlord's option, constitute a default under this agreement.

24. The rights of the Landlord under this agreement shall be cumulative. The failure on the part of the Landlord to exercise promptly any or its rights or insist upon the prompt payment of any moneys when due shall not operate to forfeit or waive any of Landlord's rights, unless the waiver is in writing and signed by the Landlord.

25. Rents are to be paid without deduction or setoff.

26. Tenant agrees that it will subordinate its rights hereunder to the lien of any Trust deed, ground lease or any other method of financing or refinancing now or hereafter placed against the land and/or any of the buildings now or hereafter built or to be built. This paragraph shall be

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self-operative and no further instrument of subordination shall be required.
Tenant further agrees that it will enter into and execute all documents which any lender or any ground lessor may request including but not limited to a subordination agreement and lease status.

Landlord covenants that upon payment of the rent herein provided and the performance by the Tenant of all covenants herein, Tenant shall have and hold the premises free from any interference form the Landlord, subject to the terms of this Lease any mortgage, deed of trust or other security instrument placed upon the property by Landlord.

27. Tenant shall, in the event any proceedings are brought for the sale or foreclosure of, or in the event of exercise of the power of sale under any Encumbrance made by the Landlord covering the Leased Premises, attorn to the purchaser and recognize such successor as the Landlord under this lease.

28. Tenant agrees that it will not install any equipment which will exceed or overload the capacity of any utility facilities and that if any equipment installed by Tenant shall require additional utility facilities, the same shall be installed at Tenant's expense in accordance with plans and specifications to be approved in writing by Landlord. Tenant shall also pay the costs of any additional conduit capacity, wiring or any other extra installation not on the Leased Premises required by reason of Tenant's particular requirements. Tenant shall also pay any insurance premium increase as a result of this work.

29. No diminution or abatement of rent shall be claimed or allowed for inconvenience or discomfort arising from the making of repairs or improvements to the building or its appliances not for any space taken to comply with the law, ordinance or order of a governmental authority.
In respect to various "services", if any, expressly or implied agreed to be furnished by the Landlord to the Tenant, it is agreed that there shall be no diminution or abatement of rent for interruption or curtailment of such "services" when such interruption or curtailment shall be due to accident, alterations or repairs desirable or necessary to be made, or for inability or difficulty in securing supplies or labor for such "services" or to some other cause not constituting gross negligence on the part of the Landlord. No such interruption or curtailment of any such "services" shall be deemed a constructive eviction. The Landlord shall not be required to furnish and the Tenant shall not be entitled to receive any of such "services" during any period wherein the Tenant shall be in default in respect to the payment of rent. There shall be no abatement or diminution of rent because of the making of repairs, improvements or decorations to the Leased Premises after the commencement of this lease.

30. Tenant agrees that it shall look solely to this property of the Landlord for the collection of any judgment (or any other judicial process) requiring the payment of money by landlord in the event of any breach by Landlord with respect to any of the terms, covenants and conditions of this agreement to be observed and/or performed by Landlord, and no other property or estates of the Landlord shall be subject to levy, execution or other enforcement procedures for the satisfaction of Tenant's remedies.

31. Landlord reserves the right to relocate Tenant, with 90-days notice, within the same or adjacent building at any time at no cost to Tenant for the physical move, packing, relocating of phones, new stationary, and wiring of the new offices to include CAT 6 or equivalent, and power.

32. In the event any provision is held to be invalid, then only that provision shall be deemed invalid and the remainder of the agreement shall remain valid and enforceable.

33. This lease agreement is further subject to any and all special conditions which are contained on this lease in the appropriate spaces provided thereof.

34. Wherever used herein, the singular shall include the plural, and the use of any gender shall be applicable to all genders.

35. This lease shall bind and benefit alike the heirs, successors and assigns of the parties hereto.

IN WITNESS WHEREOF, the parties hereto have set their hands and affixed their seals on the day and year first above written.

3SI, Inc.                                     GMT 19, LLC

By:s/Fred Slack                               By:  s/Janette Sade
   ------------------------------                -------------------------------
Fred Slack, President                         Janette Sade, Manager

Tenant Address:                               Landlord Address:

19 N. Tejon St., Suite 100                    19 N. Tejon St., Suite 200
Colorado Springs, CO  80903                   Colorado Springs, CO  80903

SPECIAL CONDITIONS

     o Tenant shall have a three-year option to renew with the same increase structure (3% per year).
     o Tenant shall have 1st right of refusal on the following suites: Suite 103 and above Suite LL-Atrium for 9 months from lease start date.
     o Landlord shall allow $2,000 total for tenant improvements, to include: carpet as necessary, doors as necessary, repainting and blinds.
     o Landlord responsible for power, (including 30 amp and additional power outlets in individual rooms), HVAC requirements and tile for server room, cubicle walls in Landlord's possession.
     o Tenant solely responsible for internal computer connection to server and telephone connections desired by Tenant.